Exhibit 99.2
                                 AMENDMENT NO. 2
                                       TO
                                 LOAN AGREEMENT
                             DATED OCTOBER 25, 1996
                  BY AND BETWEEN NDE ENVIRONMENTAL CORPORATION,
              TANKNOLOGY/NDE CORPORATION, USTMAN INDUSTRIES, INC.,
                 PROECO, INC. AND TANKNOLOGY CANADA (1988) INC.
                                       AND
                              BANK ONE, TEXAS, N.A.


     This Amendment No. 2 to Loan Agreement dated as of the 25th day of October, 1996, (this "Second Amendment") by and among NDE ENVIRONMENTAL CORPORATION, a Delaware corporation, TANKNOLOGY/ NDE CORPORATION, a Delaware corporation, USTMAN INDUSTRIES, INC., a Delaware corporation, PROECO, INC., a Delaware corporation, and TANKNOLOGY CANADA (1988) INC., a Canadian federal corporation (collectively, "Borrower") and BANK ONE, TEXAS, N.A., a national banking association (the "Bank") is entered into this 20th day of May, 1997.

                              W I T N E S S E T H:

     Borrower has requested that Bank (i) release certain Collateral required in connection with the sale of intellectual property rights associated with the Canadian operations of Borrower pursuant to that certain Asset Purchase Agreement dated as of February 19, 1997, by and between Precision Tank Testing Limited, Tanknology Canada (1988) Inc., NDE Environmental Corporation and Tanknology/NDE Corporation; (ii) release Collateral owned by USTMAN Industries, Inc.; (iii) release all of the issued and outstanding shares of the common capital stock of USTMAN Industries, Inc. owned by NDE Environmental Corporation (being 1,000 shares of common stock, par value $0.01 per share, evidenced by Certificate No. 1, which was reissued as Certificate No. 3); and (iv) waive Borrower's non-compliance with certain covenants therein; and Bank is willing to do so in accordance with, and subject to, the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the promises herein contained, and each intending to be legally bound hereby, the parties agree as follows:

I. Amendments to Loan Agreement.

          Release of USTMAN Industries, Inc. USTMAN Industries, Inc. is hereby released from liability and its Obligations under the Loan Agreement, the Notes and the Collateral Documents and shall no longer have any right under any of the foregoing.

          Article  I,   DEFINITIONS,   is   amended  by  adding  the   following
     definitions:

               "Assignment of Note" shall mean that certain Assignment of Note of even date herewith made by and between Borrower and Bank pledging the Watson Note in favor of Bank.

               "Canadian Sale" shall mean the sale of intellectual and other property rights associated with the Canadian operations of Borrower to Precision Tank Testing Limited pursuant to that certain Asset Purchase Agreement dated as of February 19, 1997, by and between Precision Tank Testing Limited, Tanknology Canada (1988) Inc., NDE Environmental Corporation and Tanknology/NDE Corporation.

               "Certificate of Deposit" shall mean Certificate of Deposit No. 1698004221 maintained with Bank in the amount of $3,000,000 and being more particularly described in the Pledge of Certificate of Deposit.

               "Consent and Agreement" shall mean that certain Consent and Agreement of even date herewith made by and between Watson General Corporation and Bank whereby Watson General Corporation, a California corporation, consents to the assignment of the Watson Note to Bank.

               "Excess Sales Proceeds" shall mean that portion of the sales proceeds from the USTMAN Sale in excess of (i) the $3,000,000 utilized for the purchase of the Certificate of Deposit and (ii) the expenses paid in connection with the USTMAN Sale.

               "Pledge of Certificate of Deposit" shall mean that certain Pledge of Certificate of Deposit of even date herewith made by and between Borrower and Bank pledging Certificate of Deposit No. 1698004221 in the amount of $3,000,000 and being maintained with Bank.

               "Second Amendment" means Amendment No. 2 to this Loan Agreement, executed by Borrower and Bank on May 20, 1997.

               "Term Loan Repayment Reserve" shall have the meaning attributed to that term in Section 2.01(C).

               "USTMAN Sale" means the sale of all of the outstanding shares of common stock of USTMAN, Inc., a wholly owned subsidiary of NDE Environmental Corporation, to Watson General Corporation pursuant to that certain Stock Purchase Agreement dated as of May 20, 1997, by and between Watson General Corporation as Buyer and NDE Environmental Corporation as Seller.

               "Watson Note" shall mean that certain promissory note in the original amount of $500,000 of even date herewith and payable to the order of NDE Environmental Corporation (together with all extensions, renewals and modifications thereof and/or substitutions therefor).

          Article I, DEFINITIONS, is further amended by deleting "USTMAN" from the definition of "Pledged Stock".

          Section 2.01, Revolving Loan, is amended by adding the following paragraph at the end of such Section:

               (C) Notwithstanding anything contained herein to the contrary, effective as of the date of the Second Amendment, $500,000 of the Revolving Commitment shall be reserved for the funding of the Term Loan Repayment Reserve and will be otherwise unavailable for advances to Borrower. The Term Loan Repayment Reserve shall remain in force through and until April 30, 1998, being thirty (30) days after Borrower is obligated to deliver to Bank annual audited Financial Statements of Borrower for fiscal year 1997 pursuant to Section 5.04, below, and the accompanying Compliance Certificate (the "Fiscal Year 1997 Compliance Certificate") delivered pursuant to Section 5.05, below. In the event that Borrower is in default of the Loan Agreement based on the Fiscal Year 1997 Compliance Certificate, Bank shall have the right to fund the Term Loan Repayment Reserve by advancing $500,000 under the Revolving Note and using to reduce the Term Loan by a like amount. In the event that Borrower is in compliance with the Loan Agreement based on the Fiscal Year 1997 Compliance Certificate, the Term Loan Repayment Reserve shall expire and Borrower shall have full access to the Revolving Commitment in accordance with the Loan Agreement.

          Schedule 1.01(a), Collateral, is hereby amended by deleting "USTMAN Industries, Inc." from line (a) under NDE Environmental Corporation and by adding to the end of line (b) the following: "and Pledged Certificates of Deposit".

          Schedule 1.01(a), Collateral, is hereby further amended by deleting the parenthetical in line (g) under Tanknology/NDE Corporation so that it reads as follows: "(g) Patents".

          Schedule 1.01(a), Collateral, is hereby further amended by deleting the following from Schedule 1.01(a):

         USTMAN Industries, Inc.
                  (a)      Accounts Receivable
                  (b)      Bank Accounts
                  (c)      Inventory
                  (d)      Furniture and Office Equipment
                  (e)      Proprietary Software
                  (f)      Licensing Agreements

II. Certain Waivers. Bank hereby waives non-compliance by the Borrower with the covenants set forth in Sections 6.03, 6.04 and 8.13 of the Loan Agreement, but only to the extent that such non-compliance was the result of the Borrower's performance of its contractual obligations in the Canadian Sale and/or the USTMAN Sale. Bank further waives non-compliance by the Borrower with the covenants set forth in Sections 6.02 of the Loan Agreement, insofar and only insofar as such covenants would apply to the set-off provisions of the Watson Note. Notwithstanding anything that may be contained herein to the contrary, no waiver or any other provision contained herein shall serve to subordinate any of Borrower's Obligations to Bank to any of Borrower's Obligations to any third party.

III. Release of Collateral Pursuant to the Second Amendment. As a condition to the release of Collateral made by Bank pursuant to this Second Amendment, that at or before closing of the USTMAN Sale Borrower has satisfied the following conditions:

               (a) That the Canadian Sale was completed on or before February 28, 1997.

               (b) That a minimum of $500,000 of the sales proceeds from the Canadian Sale be applied against the outstanding balance of the Revolving Loan to the extent that such outstanding balance is equal to or exceeds $500,000.

               (c) That $3,000,000 of the sales proceeds from the sale of USTMAN is wired directly to Bank for the purchase of the Certificate of Deposit.

               (d) That the lesser of the Excess Sales Proceeds or the outstanding balance of the Revolving Note is wired directly to Bank for the payment against the balance of the Revolving Note. Any Excess Sales Proceeds in excess of the balance of the Revolving Note shall be paid to NDE Environmental Corporation.

               (e) That NDE Environmental  Corporation  endorse the Watson Note:
          "PAY TO THE ORDER OF BANK ONE, TEXAS, N.A." and deliver the Watson Note to Bank.

               (f) That NDE Environmental Corporation deliver the executed Assignment of Promissory Note to Bank.

               (g) That Watson General Corporation has executed and delivered to Bank the Consent and Agreement.

               (h) That evidence satisfactory to Bank of all requisite corporate authorizations of the transactions contemplated hereby have been delivered by Borrower or Watson General Corporation, as applicable.

               (i) That Borrower has paid both (x) all outstanding fees and expenses previously billed by Bank's legal counsel and (y) the $3,000.00 advance against fees and expenses anticipated to be incurred in the preparation of this Second Amendment (and other Loan Documents) requested by Bank's legal counsel.

IV. Reaffirmation of Representations and Warranties. To induce Bank to enter into this Second Amendment, Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in Article IV of the Loan Agreement and in all other documents executed pursuant thereto, and additionally represents and warrants as follows:

               A. The  execution  and delivery of this Second  Amendment and the performance by Borrower of its obligations under this Second Amendment are within the Borrower's power, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of any agreement binding upon the Borrower.

               B.  The  Loan  Agreement  as  amended  by this  Second  Amendment represents the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally.

               C. No Event of Default or Unmatured Event of Default has occurred and is continuing as of the date hereof.

V. Defined Terms. Except as amended hereby, terms used herein that are defined in the Loan Agreement shall have the same meanings herein.

VI. Reaffirmation of Loan Agreement. This Second Amendment shall be deemed to be an amendment to the Loan Agreement, and the Loan Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Loan Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Loan Agreement as amended hereby.

VII. Entire Agreement. The Loan Agreement, as hereby amended, embodies the entire agreement between Borrower and Bank, and supersedes all prior proposals, agreements and understandings relating to the subject matter hereof. Borrower certifies that it is relying on no representation, warranty, covenant or agreement except for those set forth in the Loan Agreement as hereby amended and the other documents previously executed or executed of even date herewith.

VIII. Governing Law. THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. This Second Amendment has been entered into in Harris County, Texas, and it shall be performable for all purposes in Harris County, Texas. Courts within the State of Texas shall have jurisdiction over any and all disputes between Borrower and Bank, whether in law or equity, including, but not limited to, any and all disputes arising out of or relating to this Second Amendment or any other Loan Document; and venue in any such dispute whether in federal or state court shall be laid in Harris County, Texas.

IX. Severability. Whenever possible each provision of this Second Amendment shall be interpreted in such manner as to be effective and valid under applicable  law,  but if  any  provision  of  this  Second  Amendment  shall  be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Second Amendment.

X. Execution in Counterparts. This Second Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

XI. Section Captions. Section captions used in this Second Amendment are for convenience of reference only, and shall not affect the construction of this Second Amendment.

XII. Successors and Assigns. This Second Amendment shall be binding upon the Borrower and Bank and their respective successors and assigns, and shall inure to the benefit of the Borrower and Bank, and the respective successors and assigns of Bank.

XIII. Non-Application of Chapter 15 of Texas Credit Codes. The provisions of Chapter 15 of the Texas Credit Code (Vernon's Texas Civil Statutes, Article 5069-15) are specifically declared by the parties hereto not to be applicable to the Loan Agreement as hereby amended or any of the other Loan Documents or to the transactions contemplated hereby.

XIV. Notice. THIS SECOND AMENDMENT TOGETHER WITH THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the day and year first above written.

                              BORROWER:

                                   NDE ENVIRONMENTAL CORPORATION


                                   By:  /S/ JAY ALLEN CHAFFEE
                                      ________________________________
                                       Jay Allen Chaffee
                                       Chairman of the Board

                                   TANKNOLOGY/NDE CORPORATION


                                   By:  /S/ JAY ALLEN CHAFFEE
                                      ________________________________
                                       Jay Allen Chaffee
                                       Chairman of the Board

                                   USTMAN INDUSTRIES, INC.


                                   By:  /S/ JAY ALLEN CHAFFEE
                                      ________________________________
                                       Jay Allen Chaffee
                                       Chairman of the Board

                                  PROECO, INC.


                                   By:  /S/ JAY ALLEN CHAFFEE
                                      ________________________________
                                       Jay Allen Chaffee
                                       Chairman of the Board

                                   TANKNOLOGY CANADA (1988) INC.


                                   By:  /S/ JAY ALLEN CHAFFEE
                                       ________________________________
                                       Jay Allen Chaffee
                                       President


                              BANK:

                                   BANK ONE, TEXAS, N.A.


                                   By:   /S/ CHARLES KINGSWELL-SMITH
                                       ________________________________
                                       Charles Kingswell-Smith
                                       Vice President